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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 3, 2002



                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


       Texas                    1-13565                        76-0535259
  (State or Other             (Commission                   (I.R.S. Employer
    Jurisdiction              File Number)                Identification No.)
 of Incorporation)

     3 Greenway Plaza, Suite 2000
           Houston, Texas                                        77046
  (Address of principal executive                              (Zip Code)
              offices)


       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. On October 3, 2002, Encompass Services Corporation issued the press release filed herewith as Exhibit 99.1, announcing that the New York Stock Exchange has suspended trading of the Company's common stock and has notified the Company that it would submit an application to the Securities and Exchange Commission to delist the common stock from trading on the exchange due to the abnormally low selling price of the Company's common stock. The Company also stated that its common stock presently trades on the over-the-counter market "pink sheets" under the symbol "ESVN".

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.              Exhibit
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    99.1         Press release issued on October 3, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ENCOMPASS SERVICES CORPORATION

                         By:    /s/ Gray H. Muzzy
                            ----------------------------------------
                                Gray H. Muzzy
                                Senior Vice President,
                                General Counsel and Secretary

Date: October 3, 2002


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Exhibit Index

99.1 Press Release dated October 3, 2002





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